EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, who is the Chief Financial Officer of the Company, certifies that, to my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

Date: October 23, 2003	/s/ J. KEITH LOUSTEAU

J. Keith Lousteau Executive Vice President and Chief Financial Officer